Exhibit 99.1
APAC CUSTOMER SERVICES, INC. Investor Presentation Nasdaq: APAC March 6-16, 2007 Robert J. Keller, President & CEO George H. Hepburn, SVP & CFO

Forward-Looking Statements Certain statements, including discussions of the Company's expectations for 2006 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. Please refer to the Company's Annual Report on Form 10-K for the year ended January 1, 2006 and the Company's Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006, July 2, 2006 and October 1, 2006 for a description of the factors that could cause such results to differ. The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward- looking statements. To supplement the Company's consolidated financial statements presented in accordance with GAAP, the Company uses certain measures defined as non-GAAP financial measures by the SEC. Information regarding the reconciliation of the non-GAAP measures used in this presentation to our GAAP results are contained in the appendix and are also available on our website at http://www.apaccustomerservices.com and through the SEC.

Investment Highlights Pure play provider of inbound customer care services Benefiting from dynamic industry conditions Stable blue chip client base values APAC's singular focus on high-quality, customized solutions Growing reputation for customer service excellence driving new business awards Robust pipeline of new business opportunities from new and existing clients FY06 actions and results validate strategic realignment and demonstrate long- term potential of business Poised to capture financial benefits of higher-margin business model

Company Overview Deliver critical, highly customized inbound customer care services for Fortune 500 clients Capacity as of 12/31/06: Centers No. of Seats Domestic 8 4,730 Offshore (the Philippines) 3 2,098 Recently completed business turnaround begun in 2004 More than 8,500 employees

Benefiting from Dynamic Industry Conditions Outsourced customer care services market growing from $51.4 billion in 2005 to $92.2 billion in 2010, a CAGR of 12.4% (1) Growth coming from under-penetrated verticals: healthcare, financial services, retail and government Growing client acceptance of outsourcing customer care services Intensifying competition putting pressure on clients to increase quality while containing costs and preserving margins Concerns regarding privacy and information security successfully addressed Accelerating trend of providing services offshore due to domestic cost increases Highly fragmented market showing early signs of consolidation (1) APAC currently does not aggressively participate in all segments of the customer care services market. Source: FRB Research Report, 6/14/06

Competitive Advantages Strong, experienced senior management team from outside industry Early entrant into the Philippines 1st customer care provider to establish sites in Alabang and Cubao Early mover advantage in healthcare vertical Dominant provider to publishing vertical Customized services and reputation for customer service excellence Ability to synchronize with clients' IT infrastructure to support delivery of complex applications

Stable Blue Chip Client Base Clients are financially strong industry leaders who: Place a premium on customer loyalty and retention Have complex service needs View APAC as critical to their business success Clients include UPS, Verizon, The Tribune Company and WellPoint Clients' size, stability and scale create opportunities to cross-sell services and increase revenue per client In healthcare and publishing verticals, APAC is primary or sole service provider Offer potential for 'lifetime' client relationships APAC currently supports less than 25% of existing clients' customer care activities

High-Growth Industries Served Within the customer care market, APAC focuses on six high-growth industries with critical customer care needs: Healthcare: benefits and eligibility, Medicare Part D enrollment, claims processing Financial Services: billing issue resolution, account inquiries Business Services: delivery issue resolution, member acquisition, claims processing Publishing: delivery, scheduling, billing issues, subscription collections Travel & Entertainment: reservation booking, cancellation, billing Communications: wireless tech support, product sales, customer retention, billing issue resolution Strong presence in healthcare and publishing APAC serves the right industries and the right clients APAC serves the right industries and the right clients, with the right applications

High-Growth Industries Served Healthcare revenue grew 81% from FY 2005 to FY 2006 Publishing seats increased 65% from FYE 2005 to FYE 2006

Significant New Business Awards; Robust Pipeline of Opportunities Reputation for customer service excellence driving new business awards Recent wins include: February 2007 - Expanded relationship with UPS January 2007 - Expedia(r) Corporate Travel December 2006 - Classified advertising sales and support pilot August 2006 - Expanded relationship with The Tribune Company Robust pipeline includes additional opportunities in: Healthcare Telecommunications Publishing Opportunities both domestic and offshore with new and existing clients

Why The Philippines? Best location for interactive dialog applications English the primary business language; similar dialect to U.S. Customer-friendly culture Scaleable labor force - 29 million with 17% unemployment rate Highly educated labor pool Career-oriented customer care representatives Open and competitive telecommunications market - a choice of fiber optic network carriers APAC's call centers have redundant lines Attractive labor costs

2007 Initiatives Continue improving service quality while maintaining cost structure Strengthen and expand offshore infrastructure Add resources focused solely on new client growth Explore day-time work opportunities in the Philippines Expand atHOME(tm) model where appropriate

APAC - Future Opportunities Leverage opportunities in growing market for outsourced customer care services Expand number and scope of services provided to existing client base Market to companies in under-penetrated target verticals Drive margin expansion domestically and offshore Enhance utilization of domestic capacity Aggressively grow offshore business Explore long-term growth opportunities in complementary businesses Data management and analysis BPO services Consulting services

Financial Overview Q406 financial results demonstrate success of turnaround and long- term business potential Grew offshore revenue from continuing clients 157% from prior year quarter Increased gross margin to 16.3 % for the quarter Profitable before deferred tax asset valuation allowance Strategic realignment positioned APAC for future growth through: Shift from outbound to inbound service provider Exit of non-strategic and unprofitable client relationships Accelerated growth of offshore operations Rationalized domestic cost structure

Evidence of Turnaround Success ($mils) EBITDA plus restructuring and other charges and asset impairment charges. See the Appendix for information on and reconciliation of Non-GAAP Financial Measures. On a year over year basis: "Strategic" revenue, excluding exited business, grew by 11%+ Offshore revenue, excluding exited business, grew by >150% Gross profit margins improved 260 basis points Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million Adjusted EBITDA improved by $6.6 million

Bank Facility Highlights ($ mils) (1) Borrowing availability under the revolving credit facility is based on accounts receivable and is subject to certain restrictions and limitations set forth in the Loan and Security Agreement with LaSalle Bank National Association. For further details, see the Company's public filings at www.sec.gov. APAC has APAC APAC has financing required to fund all known growth opportunities including in the Philippines At FYE 2006, APAC had net debt outstanding of $17.5 million Current facility: Revolving credit facility expires in October of 2010 Term loan expires in January of 2011

Financial Outlook Based on Q406 performance and demand for services, outlook very positive Goals for 2007 - 2009 Low double-digit compounded revenue growth Continued year-over-year expansion in gross margins Improved profitability and EPS Low double-digit EBITDA margin Free cash flow available to pay down debt in 2008 Guidance for 2007 Profitable on full-year basis Financial performance will build throughout year, culminating in strong Q4 Based on known requirements, expect full-year EBITDA to cover capital expenditures in 2007

2007 Business Dynamics Medicare Part D 2007 revenue will be 50% of 2006 contribution of $33 million Revenue driven by single enrollment window in Q4 Ramp costs concentrated in Q1 and Q3 Healthcare Seasonality in Q4 due to open enrollment UPS Seasonality in Q4 due to package volume 2nd site benefits included in current guidance 2nd site revenue contribution back-half loaded Manila Seats Q1: Limited incremental capacity Q2: Exit temporary facilities (382 seats) Q2: Site 3 will ramp up to 1,000 seats (Phase I and 2) Q3/Q4: Site 3 will ramp up another 1,000 seats (Phase 3 and 4) Domestic Seats Facility relocation or redesign will reduce some excess capacity

Capacity Growth Strategy: Domestic - At Site: Focus on maximizing utilization of existing capacity. Domestic - atHomeTM: Add approximately 200 seats per year Offshore - Add 1,000 to 2,000 seats per year Continuing Shift to Higher Margin Business Model Business Model Assumptions (1) 2007 Estimate: Includes 2nd UPS site netted against reduction at other facilities

Continuing Shift to Higher Margin Business Model Business Model Assumptions Margin Improvement Strategy: Manage domestic capacity Continue aggressive growth toward higher margin offshore business Overall margins improve as seat mix shifts offshore Overall margins improve as seat mix shifts offshore Overall margins improve as seat mix shifts offshore Overall margins improve as seat mix shifts offshore Overall margins improve as seat mix shifts offshore

Summary Business turnaround completed Higher-margin business model producing results Industry conditions highly favorable Strong pipeline of new business opportunities allowing APAC to expand existing relationships and penetrate newer verticals Proven strategy to aggressively grow offshore business and incrementally expand domestic business Financing in place to fund all known growth opportunities

APPENDIX

Appendix - Income Statement Detail

Appendix - Balance Sheet Detail

Appendix - Cash Flow Detail

Appendix - Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (GAAP), we use the following measures defined as non-GAAP financial measures by the SEC: EBITDA, and adjusted EBITDA. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. The items excluded from these non^GAAP financial measures are significant components of our financial statements and must be considered so in performing a comprehensive analysis of our overall financial results. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our core business operating results. We believe management, investors and lenders benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate internal comparisons to our historical performance and liquidity. We believe that these non-GAAP financial measures are useful to investors and analysts in allowing for greater transparency with respect to supplemental information used by us in our financial and operational decision making. We expect to use consistent methods for computation of non-GAAP financial measures. Our calculations of non-GAAP financial measures may not be consistent with calculations of similar measures used by other companies. The accompanying tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures. Additional information on these non-GAAP financial measures can be found in Item 7 of Part II of our Annual Report on Form 10- K for the year ended January 1, 2006 and in the Company's Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006, July 2, 2006 and October 1, 2006.

Appendix - Non-GAAP Financial Measures ($000's) We operate on 13 week fiscal quarters. We define EBITDA as net income (loss) plus the provision (benefit) for income taxes, depreciation and amortization, and interest expense. We define adjusted EBITDA as EBITDA plus restructuring and other charges and asset impairment charges. We use EBITDA and adjusted EBITDA, in addition to operating income and cash flows from operating activities, to assess our liquidity and performance, including measuring management incentive plans. In addition, we use adjusted EBITDA to evaluate the performance of our current business model against historic performance without the impact of restructuring and other charges and asset impairment charges resulting from our July 2005 strategic realignment. We believe that EBITDA and adjusted EBITDA are of interest to our investors and analysts to be able to evaluate our financial results using the same measures we use. EBITDA and adjusted EBITDA do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income (loss) or cash flow from operations data as measured in accordance with GAAP. The items excluded from EBITDA and adjusted EBITDA are significant components of our statements of operations and must be considered in performing a comprehensive assessment of our overall financial results. EBITDA and adjusted EBITDA can be reconciled to net income (loss), which we believe to be the most directly comparable financial measure calculated and presented in accordance with GAAP, as follows: